Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 12, 2004 (January 12, 2004)

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 538-9090

(Registrant’s Telephone Number, Including Area Code)

ITEM	5. OTHER EVENTS

On January 12, 2004, Micromuse Inc. (the “Registrant”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the appointment of Arun Oberoi as Executive Vice President of Global Sales and Technical Services, effective immediately.

ITEM	7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits: 99.1 Press Release dated January 12, 2004 of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC.
(Registrant)

Date: January 12, 2004		By: /s/ James B. De Golia
	Name:	James B. De Golia
	Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Number	Description
99.1	Press Release dated January 12, 2004, of the Registrant